UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         April 21, 2003 (April 18, 2003)



                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                      0-28846                   36-3145350
---------------------------           ------------           -------------------
State or other jurisdiction           (Commission               (IRS Employer
      of Incorporation                File Number)           Identification No.)






                     321 West Main Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (815) 431-2720
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits.
                  --------

                  Exhibit Number
                  --------------

                  99.1 Press Release, dated April 18, 2003 issued by UnionBancorp, Inc.

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On April 18, 2003, UnionBancorp, Inc. issued a news release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIONBANCORP, INC.



Dated: April 18, 2003                 /s/ CHARLES J. GRAKO
                                      ------------------------------------------
                                      Charles J. Grako
                                      President and Principal Executive Officer



Dated: April 18, 2003                 /s/ KURT R. STEVENSON
                                      ------------------------------------------
                                      Kurt R. Stevenson
                                      Vice President and Principal Financial and
                                      Accounting Officer


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

                                  EXHIBIT INDEX


Exhibit Number
--------------

     99.1         Press Release, dated April 18, 2003 issued by UnionBancorp,
                  Inc.


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